UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2009

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11512	04-2857552
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27 Drydock Avenue, Boston, Massachusetts		02210-2377
(Address of Principal Executive Offices)		(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 8, 2009, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-159010) of Satcon Technology Corporation (the “Company”) filed on May 6, 2009, with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, securities at an aggregate offering price not to exceed $25,000,000.

On June 9, 2008, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Thomas Weisel Partners LLC and Ardour Capital Investments, LLC (together, the “Underwriters”), for the sale by the Company to the public of 15,557,692 shares of its common stock (the “Offering”), par value $0.01 per share (the “Firm Shares”).  The Firm Shares are being sold to the public at a price of $1.30 per share.  The Offering is scheduled to close on or about June 15, 2009, subject to customary closing conditions.  The Company has granted the Underwriters a 30-day option to purchase an additional 2,333,654 shares of its common stock (together with the Firm Shares, the “Shares”).

The Offering is being made pursuant to the Registration Statement and the prospectus included in the Registration Statement, as supplemented by the preliminary prospectus supplement, dated June 9, 2009 (the “Preliminary Prospectus Supplement”), and final prospectus supplement, dated June 10, 2009 (the “Final Prospectus Supplement”), relating to the Shares.  The Preliminary Prospectus Supplement and Final Prospectus Supplement were each filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on June 10, 2009.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriters for losses or damages arising out of or in connection with the sale of the Shares.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01.  A copy of the opinion of Greenberg Traurig, LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached hereto as Exhibit 5.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated June 9, 2009

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (contained in legal opinion filed herewith as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: June 10, 2009	By:	/s/ John W. Peacock
John W. Peacock
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated June 9, 2009

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (contained in legal opinion filed herewith as Exhibit 5.1)